SUPPLEMENTAL INFORMATION | PERIOD ENDED JUNE 30, 2017	Exhibit 99.2

INTRODUCTION

Background

Seritage Growth Properties (NYSE: SRG) (the “Company”) is a fully-integrated, self-administered and self-managed retail REIT with interests in 230 wholly-owned properties and 28 joint venture properties totaling over 42 million square feet of gross leasable area (“GLA”) across 49 states and Puerto Rico.  Pursuant to a master lease (the “Master Lease”), 175 of the Company’s wholly-owned properties are leased to Sears Holdings Corporation (“Sears Holdings”) and are operated under either the Sears or Kmart brand.  The Master Lease provides the Company with the right to recapture certain space from Sears Holdings at each property for retenanting or redevelopment purposes.  At 83 properties, third-party tenants under direct leases occupy a portion of leasable space alongside Sears and Kmart, and 37 properties are leased only to third parties.  The Company also owns 50% interests in 28 properties through joint venture investments with GGP Inc. (NYSE: GGP), Simon Property Group Inc. (NYSE: SPG), and The Macerich Company (NYSE: MAC).  A substantial majority of the space at the Company’s joint venture properties is also leased to Sears Holdings under master lease agreements (the “JV Master Leases”) that provide for similar recapture rights as the Master Lease governing the Company’s wholly-owned properties.

On June 11, 2015, Sears Holdings effected a rights offering (the “Rights Offering”) to Sears Holdings stockholders to purchase common shares of Seritage in order to fund, in part, the $2.7 billion acquisition of 234 of Sears Holdings’ owned properties and one of its ground leased properties (the “Wholly Owned Properties”), as well as its 50% interests in three joint ventures that collectively owned 28 properties, ground leased one property and leased two properties (collectively, the “JV Properties”) (collectively, the “Transaction”).  The Rights Offering ended on July 2, 2015, and the Company’s Class A common shares were listed on the New York Stock Exchange on July 6, 2015.

On July 7, 2015, the Company completed the Transaction with Sears Holdings and commenced operations.  The Company’s only operations prior to the completion of the Rights Offering and Transaction were those incidental to the completion of such activities.

Subsequent Event: GGP Transactions

On July 12, 2017, the Company completed two transactions with GGP for gross consideration of $247.6 million (the “GGP Transactions”).  Pursuant to the GGP Transactions, the Company (i) sold to GGP the Company’s 50% interest in eight of the 12 assets in the GGP JV for $190.1 million; and (ii) sold to GGP a 50% joint venture interest in five additional assets for $57.5 million.

As a result of the GGP Transactions, the Company reduced amounts outstanding under its mortgage loan by $50.6 million and received approximately $171.6 million of additional cash proceeds before closing costs, which it intends to use to fund its redevelopment pipeline and for general corporate purposes.

General Information

Unless the context indicates otherwise, references in this supplemental information package (the "Supplemental") to "Seritage Growth,” “Seritage,” the “Company,” or “SRG” refer to Seritage Growth Properties and its subsidiaries.  Additionally, where reference is made to "GAAP", this refers to accounting principles generally accepted in the United States.

i

TABLE OF CONTENTS

SERITAGE GROWTH PROPERTIES

SUPPLEMENTAL INFORMATION

QUARTER ENDED JUNE 30, 2017

ii

COMPANY INFORMATION

Company Contacts
Benjamin Schall	President and Chief Executive Officer
Brian Dickman	EVP and Chief Financial Officer
Matthew Fernand	EVP and General Counsel
James Bry	EVP, Development and Construction
Mary Rottler	EVP, Leasing and Operations
ir@seritage.com	Investor Relations and Communications	646.277.1268

Summary Information

June 30, 2017

(In thousands, except per share, PSF and ratio amounts)

Three Months Ended June 30,	Six Months Ended June 30,
Financial Results	2017	2016	2017	2016
Net loss (page 3)	$(21,219)	$(7,117)	$(41,057)	$(15,452)
Total NOI (page 5)	44,722	47,182	91,612	93,695
FFO (page 7)	23,767	30,180	54,792	59,721
Company FFO (page 7)	25,742	32,068	52,684	64,653
Net loss per diluted share (page 3)	$(0.63)	$(0.23)	$(1.22)	$(0.49)
FFO per diluted share (page 7)	0.43	0.54	0.99	1.07
Company FFO per diluted share (page 7)	0.46	0.58	0.95	1.16
Weighted average diluted shares used in EPS computations	33,766	31,391	33,638	31,391
Weighted average diluted shares used in FFO computations	55,599	55,567	55,597	55,567
Stock trading price range	$38.76 to $44.04	$42.91 to $56.47	$38.76 to $47.31	$37.51 to $56.47

Financial Ratios (page 4)	June 30, 2017	December 31, 2016
Total debt to total market capitalization	36.5%	33.1%
Net debt to adjusted EBITDA	6.9	x	5.6	x
Adjusted EBITDA to cash interest expense	2.6	x	3.2	x

Property Data (page 10)	June 30, 2017	December 31, 2016
Number of properties	266	266
Gross leasable area (total / at share)	42,110 / 39,367	42,249 / 39,522
Percentage leased (total / at share)	91.3% / 90.7%	99.2% / 99.2%

As of June 30, 2017
% of Total
Tenant	Annual Rent	Annual Rent	Annual Rent PSF
Sears Holdings	$131,490	56.1%	$4.51
In-Place Third-Party Leases	47,232	20.1%	12.98
SNO Third-Party Leases	55,762	23.8%	18.98
Total	$234,484	100.0%	$6.57

As of December 31, 2016
% of Total
Tenant	Annual Rent	Annual Rent	Annual Rent PSF
Sears Holdings	$148,167	64.0%	$4.40
In-Place Third-Party Leases	42,356	18.3%	12.74
SNO Third-Party Leases	41,152	17.8%	18.55
Total	$231,675	100.0%	$5.91

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Balance Sheet

June 30, 2017

(In thousands, except share and per share amounts)

	June 30, 2017	December 31, 2016
ASSETS
Investment in real estate
Land	$840,021	$840,021
Buildings and improvements	845,598	839,663
Accumulated depreciation	(117,348)	(89,940)
	1,568,271	1,589,744
Construction in progress	155,031	55,208
Net investment in real estate	1,723,302	1,644,952
Investment in unconsolidated joint ventures	432,014	425,020
Cash and cash equivalents	9,873	52,026
Restricted cash	172,563	87,616
Tenant and other receivables, net	26,385	23,172
Lease intangible assets, net	388,586	464,399
Prepaid expenses, deferred expenses and other assets, net	13,359	15,052
Total assets	$2,766,082	$2,712,237

LIABILITIES AND EQUITY
Liabilities
Mortgage loans payable, net	$1,250,336	$1,166,871
Unsecured term loan, net	83,020	—
Accounts payable, accrued expenses and other liabilities	103,285	121,055
Total liabilities	1,436,641	1,287,926

Commitments and contingencies (Note 9)

Shareholders' Equity
Class A shares $0.01 par value; 100,000,000 shares authorized; 27,924,378 and 25,843,251 shares issued and outstanding as of June 30, 2017 and December 31, 2016, respectively	279	258
Class B shares $0.01 par value; 5,000,000 shares authorized; 1,434,922 and 1,589,020 shares issued and outstanding as of June 30, 2017 and December 31, 2016, respectively	14	16
Class C shares $0.01 par value; 50,000,000 shares authorized; 6,021,985 and 5,754,685 shares issued and outstanding as of June 30, 2017 and December 31, 2016, respectively	60	58
Additional paid-in capital	995,673	925,563
Accumulated deficit	(179,397)	(121,338)
Total shareholders' equity	816,629	804,557
Non-controlling interests	512,812	619,754
Total equity	1,329,441	1,424,311
Total liabilities and equity	$2,766,082	$2,712,237

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Operations

June 30, 2017

(In thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
REVENUE
Rental income	$42,185	$45,927	$91,359	$91,153
Tenant reimbursements	15,708	15,940	31,932	33,718
Total revenue	57,893	61,867	123,291	124,871
EXPENSES
Property operating	4,932	5,553	9,674	12,671
Real estate taxes	11,950	11,667	24,372	23,136
Depreciation and amortization	50,571	37,324	109,234	76,833
General and administrative	5,093	4,413	11,367	8,852
Provision for doubtful accounts	12	145	51	145
Acquisition-related expenses	—	—	—	73
Total expenses	72,558	59,102	154,698	121,710
Operating (loss) income	(14,665)	2,765	(31,407)	3,161
Equity in (loss) income of unconsolidated joint ventures	(1,542)	912	(540)	2,998
Interest and other income	42	59	120	119
Interest expense	(18,431)	(15,636)	(35,023)	(31,366)
Unrealized loss on interest rate cap	(124)	(480)	(595)	(1,851)
Loss before income taxes	(34,720)	(12,380)	(67,445)	(26,939)
Provision for income taxes	(147)	(185)	(266)	(340)
Net loss	(34,867)	(12,565)	(67,711)	(27,279)
Net loss attributable to non-controlling interests	13,648	5,448	26,654	11,827
Net loss attributable to common shareholders	$(21,219)	$(7,117)	$(41,057)	$(15,452)

Net loss per share attributable to Class A and Class C common shareholders - Basic and diluted	$(0.63)	$(0.23)	$(1.22)	$(0.49)

Weighted average Class A and Class C common shares outstanding - Basic and diluted	33,766	31,391	33,638	31,391

SUPPLEMENTAL FINANCIAL INFORMATION

Market Capitalization and Financial Ratios

June 30, 2017

(In thousands, except per share and ratio amounts)

	As of		As of
Equity Market Capitalization	June 30, 2017		December 31, 2016
Class A common shares outstanding	27,924		25,843
Class C common shares outstanding	6,022		5,755
OP units outstanding	21,832		24,176
Total shares & units outstanding	55,778		55,774
Share Price	$41.95		$42.71
Equity market capitalization	$2,339,887		$2,382,108

Total Market Capitalization
Equity market capitalization	$2,339,887		$2,382,108
Total debt	1,346,196		1,181,197
Total market capitalization	$3,686,083		$3,563,305

Financial Ratios
Total debt to total market capitalization	36.5%		33.1%

Total debt	$1,346,196		$1,181,197
Cash and cash equivalents	(9,873)		(52,026)
Restricted cash	(172,563)		(87,616)
Net Debt	$1,163,760		$1,041,555

Net debt to Adjusted EBITDA (1)	6.9	x	5.6	x

Gross real estate investments	$2,398,001		$2,328,482
Investment in unconsolidated joint ventures	432,014		425,020
Total real estate investments	$2,830,015		$2,753,502

Net debt to total real estate investments	41.1%		37.8%

Interest expense (net of amounts capitalized) (2)	$18,431		$63,591
Amortization of deferred financing costs (2)	(2,479)		(5,361)
Cash interest expense (net of amounts capitalized) (2)	$15,952		$58,230

Adjusted EBITDA to cash interest expense (1)(3)	2.6	x	3.2	x

(1)	Adjusted EBITDA for the three months ended June 30, 2017 has been annualized for purposes of calculating this metric.
(2)	For the three months ended June 30, 2017 and the year ended December 31, 2016, respectively.
(3)	Cash interest expense for the three months ended June 30, 2017 has been annualized for purposes of calculating this metric.

SUPPLEMENTAL FINANCIAL INFORMATION

Total Net Operating Income

June 30, 2017

(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
NOI	2017	2016	2017	2016
Net loss	$(34,867)	$(12,565)	$(67,711)	$(27,279)
Termination fee income	(628)	—	(6,764)	—
Depreciation and amortization	50,571	37,324	109,234	76,833
General and administrative	5,093	4,413	11,367	8,852
Acquisition-related expenses	—	—	—	73
Equity in loss (income) of unconsolidated joint ventures	1,542	(912)	540	(2,998)
Interest and other income	(42)	(59)	(120)	(119)
Interest expense	18,431	15,636	35,023	31,366
Unrealized loss on interest rate cap	124	480	595	1,851
Provision for income taxes	147	185	266	340
NOI	$40,371	$44,502	$82,430	$88,919

Total NOI
NOI	40,371	44,502	82,430	88,919
NOI of unconsolidated joint ventures	6,987	6,559	13,498	13,626
Straight-line rent adjustment (1)	(2,177)	(3,755)	(3,626)	(8,426)
Above/below market rental income/expense (1)	(459)	(124)	(690)	(424)
Total NOI	$44,722	$47,182	$91,612	$93,695

	As of	As of
Annualized Total NOI	June 30, 2017	June 30, 2016
Total NOI (per above)	$44,722	$47,182
Current period adjustments (2)	11	65
Adjusted Total NOI	44,733	47,247
Annualize	x 4	x 4
Adjusted Total NOI annualized	178,932	188,989
Plus: estimated annual Total NOI from SNO leases	54,147	22,169
Less: estimated annual Total NOI from associated space to be recaptured from Sears	(4,839)	(2,155)
Annualized Total NOI	$228,240	$209,003

(1)	Includes adjustments for unconsolidated joint ventures.
(2)	Includes adjustments primarily to account for leases not in place for the full period.

SUPPLEMENTAL FINANCIAL INFORMATION

EBITDA and Adjusted EBITDA

June 30, 2017

(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
EBITDA	2017	2016	2017	2016
Net loss	$(34,867)	$(12,565)	$(67,711)	$(27,279)
Depreciation and amortization	50,571	37,324	109,234	76,833
Depreciation and amortization (unconsolidated joint ventures)	8,363	5,592	13,828	10,462
Interest expense	18,431	15,636	35,023	31,366
Provision for income and other taxes	147	185	266	340
EBITDA	$42,645	$46,172	$90,640	$91,722

Adjusted EBITDA
EBITDA	$42,645	$46,172	$90,640	$91,722
Termination fee income	(628)	—	(6,764)	—
Unrealized loss on interest rate cap	124	480	595	1,851
Acquisition-related expenses	—	—	—	73
Up-front hiring and personnel costs	—	68	—	328
Adjusted EBITDA	$42,141	$46,720	$84,471	$93,974

SUPPLEMENTAL FINANCIAL INFORMATION

Funds from Operations and Company FFO

June 30, 2017

(In thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
Funds from Operations	2017	2016	2017	2016
Net loss	$(34,867)	$(12,565)	$(67,711)	$(27,279)
Real estate depreciation and amortization (consolidated properties)	50,271	37,153	108,675	76,538
Real estate depreciation and amortization (unconsolidated joint ventures)	8,363	5,592	13,828	10,462
FFO attributable to common shareholders and unitholders	$23,767	$30,180	$54,792	$59,721

FFO per diluted common share and unit	$0.43	$0.54	$0.99	$1.07

Company Funds from Operations
Funds from Operations attributable to Seritage Growth Properties	$23,767	$30,180	$54,792	$59,721
Termination fee income	(628)	—	(6,764)	—
Unrealized loss on interest rate cap	124	480	595	1,851
Amortization of deferred financing costs	2,479	1,340	4,061	2,680
Acquisition-related expenses	—	—	—	73
Up-front hiring and personnel costs	—	68	—	328
Company FFO attributable to common shareholders and unitholders	$25,742	$32,068	$52,684	$64,653

Company FFO per diluted common share and unit	$0.46	$0.58	$0.95	$1.16

Weighted Average Common Shares and Units Outstanding
Weighted average common shares outstanding	33,766	31,391	33,638	31,391
Weighted average OP units outstanding	21,833	24,176	21,959	24,176
Weighted average common shares and units outstanding	55,599	55,567	55,597	55,567

SUPPLEMENTAL FINANCIAL INFORMATION

Additional Information

June 30, 2017

(In thousands)

	As of	As of
Debt Summary	June 30, 2017	December 31, 2016
Mortgage notes payable	$1,261,000	$1,181,000
Interest rate	LIBOR + 465	LIBOR + 465
Maturity	July 2019	July 2019
Extension options (subject to terms and conditions)	(2) one-year options	(2) one-year options

Unsecured Term Loan	$85,000	—
Interest rate	6.50%	—
Maturity	December 2017	—

Restricted Cash
Reserve for redevelopment projects / capital expenditures	$133,156	$49,717
Reserve for property operating expenses	22,193	19,157
Reserve for environmental remediation	11,177	11,769
Other, including prepaid rental income	3,533	2,927
Reserve for deferred maintenance	2,504	4,046
Total restricted cash	$172,563	$87,616

Prepaid Expenses, Deferred Expenses and Other Assets
Deferred expenses and other	$6,706	$3,746
FF&E	6,445	5,447
Interest rate cap	129	724
Prepaid insurance	79	2,557
Escrowed recapture fees	—	2,578
Total prepaid expenses, deferred expenses and other assets	$13,359	$15,052

Accounts Payable, Accrued Expenses and Other Liabilities
Accounts payable and accrued expenses	$17,089	$22,424
Accrued real estate taxes	16,752	23,942
Below-market leases	15,560	16,827
Dividends payable	14,262	14,132
Environmental reserve	11,584	11,584
Sears Holdings payable	10,964	-
Unearned tenant reimbursements	5,740	4,039
Deferred maintenance	4,074	4,124
Prepaid rental income	3,918	1,979
Accrued interest	3,342	3,004
Litigation charge	—	19,000
Total accounts payable, accrued expenses and other liabilities	$103,285	$121,055

SUPPLEMENTAL FINANCIAL INFORMATION

Additional Information (cont’d)

June 30, 2017

(In thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
Select Non-Cash Items	2017	2016	2017	2016
Straight-line rental income
Wholly-owned	$1,945	$3,823	$3,479	$8,227
Joint ventures	232	(68)	147	199
Total	$2,177	$3,755	$3,626	$8,426

Net amortization of above/below market rental income/expense
Wholly-owned	$399	$87	$594	$329
Joint ventures	60	37	96	95
Total	$459	$124	$690	$424

Amortization of deferred financing costs	$(2,478)	$(1,340)	$(4,060)	$(2,680)
Stock-based compensation expense	(389)	(267)	(779)	(534)

Capital Expenditures
Development and redevelopment costs	$85,685	$14,639	$104,938	$21,249
Tenant improvements and allowances	1,263	1,859	3,866	3,759
Maintenance capital expenditures	—	—	30	—
Leasing commissions	502	247	959	444
Total capital expenditures	$87,450	$16,745	$109,793	$25,452

Dividends
Dividends per Class A and Class C common share	$0.25	$0.25	$0.50	$0.50
Declaration date	April 25, 2017	May 3, 2016
Record date	June 30, 2017	June 30, 2016
Payment date	July 13, 2017	July 14, 2016

PROPERTY INFORMATION

Portfolio Overview

June 30, 2017

(In thousands, except number of properties/leases and PSF amounts)

Portfolio Summary

The following table provides a summary of the Company’s portfolio, including JV Properties presented at the Company’s proportional share, as of June 30, 2017:

	Consolidated	Unconsolidated	Seritage
	Portfolio	Joint Ventures	Total
Number of properties	235	31	266

Total GLA	36,624	5,486	42,110
At share	36,624	2,743	39,367

Leased GLA	32,976	5,451	38,427
At share	32,976	2,726	35,702

Percentage leased	90.0%	99.4%	91.3%
At share	90.0%	99.4%	90.7%

Property Type

As of June 30, 2017, the portfolio included 133 properties attached to regional malls and 133 shopping center or freestanding properties.  The following table provides a summary of the portfolio, including JV Properties presented at the Company’s proportional share, based on these property types and signed leases as of June 30, 2017:

	Number of	Leased	Annual	Rent
Property Type (1)	Properties	GLA	Rent	PSF	Occupancy
Mall	133	20,747	$140,884	$6.79	97.2%
Shopping Center	133	14,954	93,599	6.26	83.0%
Total	266	35,702	$234,484	$6.57	90.7%

(1)

Company classification.  Mall properties are attached to regional malls; Shopping Center properties include properties attached to, within or adjacent to neighborhood shopping or power centers, as well as freestanding properties.

Tenant Overview

The following table provides a summary of annual base rent for the portfolio, including JV Properties presented at the Company’s proportional share, based on signed leases as of June 30, 2017:

	Number of	Leased	% of Total	Annual	% of Total	Annual
Tenant	Leases	GLA	Leased GLA	Rent	Annual Rent	Rent PSF
Sears Holdings (1)	211	29,126	81.6%	$131,490	56.1%	$4.51
In-Place Third-Party Leases	248	3,639	10.2%	47,232	20.1%	12.98
SNO Third-Party Leases	108	2,937	8.2%	55,762	23.8%	18.98
Sub-Total Third-Party Leases	356	6,576	18.4%	102,994	43.9%	15.66
Total	567	35,702	100.0%	$234,484	100.0%	$6.57

(1)	Leases reflects number of properties subject to the Master Lease and JV Master Leases.

PROPERTY INFORMATION

Portfolio Overview (cont’d)

June 30, 2017

(In thousands, except number of properties and PSF amounts)

Top Tenants

The following table lists the top tenants in the portfolio, including JV Properties presented at the Company’s proportional share, based on signed leases as of June 30, 2017:

(dollars in thousands)
	Number of	Annual	% of Total
Tenant	Leases	Rent	Annual Rent
Sears Holdings (1)	211	$131,490	56.1%
Lands' End (2)	67	6,338	2.7%
Dave & Busters	5	5,961	2.5%
Primark	5	5,544	2.4%
At Home	9	5,184	2.2%
Nordstrom Rack	6	4,385	1.9%
Burlington Stores	6	4,075	1.7%
Dick's Sporting Goods	3	3,498	1.5%
AMC	3	3,357	1.4%
Cinemark	3	3,240	1.4%
Round One Entertainment	3	2,948	1.3%
TJX	6	2,631	1.1%
PetSmart	5	2,391	1.0%
Ross Dress For Less, Inc.	4	2,006	0.9%
Bed Bath & Beyond	4	1,937	0.8%
24 Hour Fitness	2	1,791	0.8%
Floor & Décor	2	1,691	0.7%
Saks Off 5th	2	1,595	0.7%
Vasa Fitness	2	1,306	0.6%
Darden	6	1,254	0.5%

(1)	Leases reflects number of properties subject to the Master Lease and JV Master Leases.
(2)

Lease agreements between Sears Holdings and Lands’ End were retained as a sublease under the Master Lease.  However, Sears Holdings pays the Company additional rent under the Master Lease (in lieu of base rent attributable to the Lands’ End space leased to Sears Holdings under the Master Lease) an amount equal to rent payments (including expenses) required to be made by Lands’ End under the Lands’ End leases.

PROPERTY INFORMATION

Portfolio Overview (cont’d)

June 30, 2017

(In thousands, except number of leases and PSF amounts)

Geographic Summary

The following table sets forth information regarding the geographic diversification of the portfolio, including JV Properties presented at the Company’s proportional share, based on signed leases as of June 30, 2017:

(in thousands except property count and PSF data)
	Number of	Annual	% of Total	Rent
State	Properties	Rent	Annual Rent	PSF
California	43	$44,138	18.8%	$6.46
Florida	27	28,634	12.2%	6.98
New York	12	16,763	7.1%	8.41
Texas	17	12,388	5.3%	4.94
New Jersey	7	12,118	5.2%	11.40
Illinois	12	11,578	4.9%	5.12
Pennsylvania	8	8,104	3.5%	8.93
Virginia	6	7,598	3.2%	6.25
Puerto Rico	6	6,905	2.9%	7.55
Massachusetts	4	6,012	2.6%	11.32
Total Top 10	142	$154,238	65.7%	$6.91
Other (1)	124	80,246	34.3%	6.00
Total	266	$234,484	100.0%	$6.57

(1)	Includes 40 states

PROPERTY INFORMATION

Leasing Activity

June 30, 2017

(In thousands, except number of leases and PSF amounts)

Signed Leases

The table below provides a summary of the Company’s leasing activity since inception through June 30, 2017, including JV Properties presented at the Company’s proportional share:

(in thousands except number of leases and PSF data)

	Total				Release of Sears Holdings Space
		Leased	Annual	Annual		Leased	Annual	Annual	Releasing
Quarter	Leases	GLA	Rent	Rent PSF	Leases	GLA	Rent	Rent PSF	Spread
Q4 2015	9	154	$4,650	$30.28	6	130	$3,820	$29.41	4.4	x
Q1 2016	7	214	6,990	32.60	7	214	6,990	32.60	5.7	x
Q2 2016	15	422	7,240	17.15	13	363	6,440	17.75	4.7	x
Q3 3016	14	543	7,470	13.74	12	456	6,250	13.70	4.0	x
Q4 2016	29	891	14,900	16.72	27	849	13,930	16.41	4.1	x
Q1 2017	22	535	8,780	16.41	21	530	8,660	16.34	4.0	x
Q2 2017	28	598	11,340	18.95	26	592	11,240	18.99	3.7	x
Total	124	3,357	$61,370	$18.28	112	3,134	$57,330	$18.29	4.2	x

SNO Lease Summary

The table below provides a summary of the Company’s SNO leases from March 31, 2017 to June 30, 2017, including JV Properties presented at the Company’s proportional share:

(in thousands except number of leases and PSF data)			Total
	Number of		Annual	Annual
	SNO Leases	GLA	Rent	Rent PSF
As of March 31, 2017	90	2,591	$47,194	$18.21
Opened (1)	(10)	(252)	(2,772)	11.00
Signed	28	598	11,340	18.95
As of June 30, 2017	108	2,937	$55,762	$18.98

(1)	Includes one terminated lease for 3,720 SF that was assumed by the Company when it acquired the portfolio in July 2015.

PROPERTY INFORMATION

Redevelopment Projects

June 30, 2017

(In thousands, except number of leases)

The table below summarizes the Company’s wholly-owned development activity from inception through June 30, 2017:

(in thousands)
			Estimated	Estimated				Estimated
Estimated	Number	Project	Development	Project	Projected Annual Income (2)			Incremental
Project Costs (1)	of Projects	Square Feet	Costs (1)	Costs (1)	Total	Existing	Incremental	Yield (3)
< $10,000	22	1,270	$97,400	$97,400	$18,500	$4,800	$13,600
$10,001 - 20,000	20	2,006	266,200	286,100	43,500	12,700	30,800
> $20,000	8	1,101	228,000	241,300	37,700	9,000	28,600
New Projects	50	4,377	$591,600	$624,800	$99,700	$26,500	$73,000	11.0 - 12.0%
Acquired projects	15		63,600	63,600
Total	65		$655,200	$688,400

(1)	Total estimated development costs exclude, and total estimated project costs include, termination fees to recapture 100% of certain properties.
(2)	Projected annual income includes assumptions on stabilized rents to be achieved for space under redevelopment. There can be no assurance that stabilized rent targets will be achieved.
(3)	Projected incremental annual income divided by total estimated project costs.

The table below provides additional information, including a brief description of each of the 50 new redevelopment projects originated on the Seritage platform:

Total Project Costs under $10 Million
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
King of Prussia, PA	Repurpose former auto center space for Outback Steakhouse, Yard House and small shop retail	29,100	Substantially complete
Merrillville, IN	Termination property; redevelop existing store for At Home and small shop retail	132,000	Substantially complete
Elkhart, IN	Termination property; existing store has been released to Big R Stores	86,500	Substantially complete
San Antonio, TX	Recapture and repurpose auto center space for Orvis, Jared's Jeweler, Shake Shack and small shop retail	18,900	Substantially complete
Bowie, MD	Recapture and repurpose auto center space for BJ's Brewhouse	8,200	Delivered to tenant
Albany, NY	Recapture and repurpose auto center space for BJ's Brewhouse and additional small shop retail	28,000	Underway	Q4 2017
Hagerstown, MD	Recapture and repurpose auto center space for BJ's Brewhouse, Verizon and additional restaurants	15,400	Underway	Q4 2017
Roseville, MI	Partial recapture; redevelop existing store for At Home	100,400	Underway	Q4 2017
Troy, MI	Partial recapture; redevelop existing store for At Home	100,000	Underway	Q4 2017
Warwick, RI	Recapture and repurpose auto center space for BJ's Brewhouse and additional retail	27,900	Underway	Q4 2017
Henderson, NV	Termination property; redevelop existing store for At Home, Seafood City and additional retail	144,400	Underway	Q4 2017
Rehoboth Beach, DE	Partial recapture; redevelop existing store for Christmas Tree Shops and That! and PetSmart	56,700	Underway	Q1 2018
Ft. Wayne, IN	Site densification; new outparcels for BJ's Brewhouse (substantially complete) and Chick-Fil-A (project expansion)	12,000	Underway	Q1 2018
Kearney, NE	Termination property; redevelop existing store for Marshall's, PetSmart and additional junior anchors	92,500	Q3 2017	Q2 2018
Guaynabo, PR	Partial recapture; redevelop existing store for Planet Fitness and Capri	56,100	Q3 2017	Q2 2018
Jefferson City, MO	Termination property; redevelop existing store for Orscheln Farm and Home	96,000	Q3 2017	Q2 2018
Olean, NY	Partial recapture; redevelop existing store for Marshall's and additional retail	45,000	Q3 2017	Q2 2018
Cullman, AL	Termination property; redevelop existing store for Bargain Hunt and additional junior anchors	99,000	Q3 2017	Q3 2018

PROPERTY INFORMATION

Redevelopment Projects (cont’d)
June 30, 2017

Total Project Costs under $10 Million (cont’d)
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
Roseville, CA	Recapture and repurpose auto center space for AAA auto care	10,400	Q4 2017	Q2 2018
Dayton, OH	Recapture and repurpose auto center space for Outback Steakhouse and additional restaurants	14,100	Q4 2017	Q4 2018
Florissant, MO	Site densification; new outparcel for Chick-Fil-A	5,000	Q1 2018	Q3 2018
New Iberia, LA	Termination property; redevelop existing store for Rouses Supermarkets, additional junior anchors and small shop retail	93,100	Q1 2018	Q1 2019

Total Project Costs $10 - $20 Million
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
Braintree, MA	100% recapture; redevelop existing store for Nordstrom Rack, Saks OFF 5th and additional retail	90,000	Substantially complete
Honolulu, HI	100% recapture; redevelop existing store for Longs Drugs (CVS), PetSmart and Ross Dress for Less	79,000	Substantially complete
Madison, WI	Partial recapture; redevelop existing store for Dave & Busters, Total Wine & More, additional retail and restaurants	75,300	Underway	Q4 2017
West Jordan, UT	Partial recapture; redevelop existing store and attached auto center for Burlington Stores and additional retail	81,400	Underway	Q4 2017
Anderson, SC	100% recapture (project expansion); redevelop existing store for Burlington Stores, Sportsman's Warehouse, additional retail and restaurants	111,300	Underway	Q4 2017
Fairfax, VA	Partial recapture; redevelop existing store and attached auto center for Dave & Busters, additional junior anchors and restaurants	110,300	Underway	Q1 2018
Charleston, SC	100% recapture (project expansion); redevelop existing store and detached auto center for Burlington Stores and additional retail	133,500	Underway	Q1 2018
North Hollywood, CA	Partial recapture; redevelop existing store for Burlington Stores and additional junior anchors	79,800	Underway	Q1 2018
Orlando, FL	100% recapture; demolish and construct new buildings for Floor & Décor, Orchard Supply Hardware, Longhorn Steakhouse, small shop retail and restaurants	139,200	Underway	Q2 2018
Springfield, IL	Termination property; redevelop existing store for Burlington Stores, Binny's Beverage Depot, Orange Theory Fitness, Outback Steakhouse, additional junior anchors and small shop retail	133,400	Underway	Q2 2018
Santa Cruz, CA	Partial recapture; redevelop existing store for TJ Maxx, HomeGoods and Petco	62,200	Q3 2017	Q1 2018
Saugus, MA	Partial recapture; redevelop existing store and detached auto center for Round One and restaurants	99,000	Q3 2017	Q1 2018
Thornton, CO	Termination property; redevelop existing store for Vasa Fitness and additional junior anchors	191,600	Q3 2017	Q1 2018
North Miami, FL	100% recapture; redevelop existing store for Michael's, PetSmart and Ross Dress for Less	124,300	Q3 2017	Q2 2018
Hialeah, FL	100% recapture; redevelop existing store for Bed, Bath & Beyond and additional junior anchors to join current tenant, Aldi	88,400	Q3 2017	Q2 2018
Cockeysville, MD	Partial recapture; redevelop existing store for HomeGoods, Michael's Stores, additional junior anchors and restaurants	83,500	Q4 2017	Q2 2018
Salem, NH	Site densification; new theatre for Cinemark Recapture and repurpose auto center for restaurant space.	71,200	Q4 2017	Q3 2018
Temecula, CA	Partial recapture; redevelop existing store and detached auto center for Round One, small shop retail and restaurants	65,100	Q1 2018	Q4 2018
Canton, OH	Partial recapture; redevelop existing store for Dave & Busters and restaurants	83,900	Q1 2018	Q2 2019

PROPERTY INFORMATION

Redevelopment Projects (cont’d)
June 30, 2017

Total Project Costs $10-20 Million (cont’d)
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
North Riverside, IL	Partial recapture; redevelop existing store and detached auto center for Round One, additional junior anchors, small shop retail and restaurants	103,900	Q1 2018	Q3 2019

Total Project Costs over $20 Million
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
Memphis, TN	100% recapture; demolish and construct new buildings for LA Fitness, Nordstrom Rack, Ulta Beauty, Hopdoddy Burger Bar, additional junior anchors, restaurants amd small shop retail	135,200	Underway	Q3 2017
Wayne, NJ	Partial recapture; redevelop existing store for Dave & Busters, additional junior anchors and restaurants Recapture and repurpose detached auto center for Cinemark (project expansion)	108,800	Underway	Q4 2017
West Hartford, CT	100% recapture; redevelop existing store and detached auto center for BuyBuy Baby, Cost Plus World Market, REI, Saks OFF Fifth, other junior anchors, Shake Shack and additional small shop retail	147,600	Underway	Q1 2018
St. Petersburg, FL	100% recapture; demolish and construct new buildings for Dick's Sporting Goods, Lucky's Market, PetSmart, Five Below, Chili's Grill & Bar, Pollo Tropical, Longhorn Steakhouse and additional small shop retail and restaurants	142,400	Underway	Q2 2018
Carson, CA	100% recapture (project expansion); redevelop existing store for Burlington Stores, Ross Dress for Less and additional retail	163,800	Q3 2017	Q1 2019
Santa Monica, CA	100% recapture; redevelop existing building into premier, mixed-use asset featuring unique, small-shop retail and creative office space	96,500	Q4 2017	Q4 2019
Watchung, NJ	100% recapture; demolish full-line store and construct new buildings for HomeSense, Sierra Trading Post, Ulta Beauty and additional small shop retail and restaurants Demolish detached auto center and construct a freestanding Cinemark theater	126,700	Q1 2018	Q2 2019
East Northport, NY	Termination property (notice period); redevelop existing store and attached auto center for AMC Theatres, 24 Hour Fitness, additional junior anchors and small shop retail	179,700	Q2 2018	Q4 2019

PROPERTY INFORMATION

Termination Properties

June 30, 2017

Termination Notice – June 2017

In June 2017, Sears Holdings provided notice that it intended to exercise its right to terminate the Master Lease with respect to 20 stores totaling 3.8 million square feet of gross leasable area.  The aggregate annual base rent at these stores is approximately $11.2 million or 4.8% of the Company's total annual base rent as of June 30, 2017, including all signed leases.  Sears Holdings will continue to pay Seritage rent until it vacates the stores in October 2017, and also pay Seritage a termination fee equal to one year of aggregate annual base rent plus one year of estimated real estate taxes and operating expenses.

The table below provides a summary of the 20 properties:

Property	Square Feet
Sarasota, FL	204,500
Chicago, IL	293,700
Overland Park, KS	215,000
Lafayette, LA	194,900
Cockeysville, MD	83,900
Hagerstown, MD	107,300
Roseville, MI	277,000
Burnsville, MN	161,700
Albany, NY	216,200
East Northport, NY	187,000
Johnson City, NY	155,100
Olean, NY	75,100
Mentor, OH	208,700
Middleburg Heights, OH	351,600
Toledo, OH	209,900
York, PA	82,000
Warwick, RI	169,200
Friendswood, TX	166,000
Westwood, TX	215,000
Greendale, WI	238,400
Total square feet	3,812,200

PROPERTY INFORMATION

Termination Properties (cont’d)

June 30, 2017

Terminated Properties – April 2017

In April 2017, pursuant to termination notices previously submitted to the Company, Sears Holdings vacated 19 stores totaling 1.9 million square feet of gross leasable area.  The aggregate annual base rent at these stores was approximately $5.9 million.  Sears Holdings paid rent until it vacated the stores and also paid a termination fee of approximately $10.9 million, an amount equal to one year of aggregate annual base rent plus one year of estimated real estate taxes and operating expenses.

The table below provides a summary of the 19 properties:

Property	Square Feet
Riverside, CA	94,500
Kissimmee, FL	112,505
Leavenworth, KS	76,853
Hopkinsville, KY	70,326
Paducah, KY	108,244
Owensboro, KY	68,334
Detroit Lakes, MN	79,102
Jefferson City, MO	92,016
Henderson, NV	122,823
Concord, NC	137,499
Chapel Hill, OH	187,179
Kenton, OH	96,066
Muskogee, OK	87,500
Mount Pleasant, PA	83,536
Sioux Falls, SD	72,511
El Paso, TX	103,657
Layton, UT	90,010
Elkins, WV	94,885
Platteville, WI	94,841
Total square feet	1,872,387

PROPERTY INFORMATION

Termination Properties (cont’d)

June 30, 2017

Terminated Properties – January 2017

In January 2017, pursuant to termination notices previously submitted to the Company, Sears Holdings vacated 17 stores totaling 1.7 million square feet of gross leasable area.  The aggregate annual base rent at these stores was approximately $6.0 million.  Sears Holdings paid rent until it vacated the stores and also paid a termination fee of approximately $10.0 million, an amount equal to one year of aggregate annual base rent plus one year of estimated real estate taxes and operating expenses.

The table below provides a summary of the 17 properties:

Property	Square Feet
Cullman, AL	98,500
Sierra Vista, AZ	86,100
Thornton, CO	190,200
Chicago, IL	118,800
Springfield, IL	84,200
Elkhart, IN	86,500
Merrillville, IN	108,300
Houma, LA	96,700
New Iberia, LA	91,700
Alpena, MI	118,200
Manistee, MI	87,800
Sault Sainte Marie, MI	92,700
Kearney, NE	86,500
Deming, NM	96,600
Harlingen, TX	91,700
Yakima, WA	97,300
Riverton, WY	94,800
Total square feet	1,726,600

PROPERTY INFORMATION

Joint Venture Properties

June 30, 2017

GGP Joint Venture

					Sears or	Recapture	Total
	Mall Name	City	State	Joint Venture	Kmart	Rights (1)(2)	GLA (3)	Leased (3)
1	Valley Plaza Mall (4)(6)	Bakersfield	CA	GGP JV	Sears	50%	102,100	100%
2	Pembroke Lakes Mall (4)(5)(6)	Pembroke Pines	FL	GGP JV	Sears	50%	71,500	100%
3	Oakbrook Center (4)(6)	Oak Brook	IL	GGP JV	Sears	50%	157,000	100%
4	Natick Collection (4)(5)	Natick	MA	GGP JV	Sears	50%	95,300	100%
5	The Mall in Columbia (4)(6)	Columbia	MD	GGP JV	Sears	50%	74,600	100%
6	Ridgedale Center(6)	Minnetonka	MN	GGP JV	Sears	50%	102,500	100%
7	Paramus Park (4)(6)	Paramus	NJ	GGP JV	Sears	100%	96,100	100%
8	Coronado Center (4)(6)	Albuquerque	NM	GGP JV	Sears	50%	83,400	79%
9	Staten Island Mall (4)(6)	Staten Island	NY	GGP JV	Sears	50%	113,300	100%
10	Sooner Mall (5)	Norman	OK	GGP JV	Sears	50%	33,400	100%
11	Stonebriar Centre	Frisco	TX	GGP JV	Sears	50%	81,500	100%
12	Alderwood (4)	Lynnwood	WA	GGP JV	Sears	100%	88,800	100%

(1)

Properties with 50% recapture rights are subject to the joint venture’s right to recapture approximately 50% of the space within a store (subject to certain exceptions).  In addition, the joint venture has the right to recapture any automotive care centers which are free-standing or attached as “appendages” to the stores and all outparcels or outlots, as well as certain portions of parking areas and common areas.

(2)	In addition to the 50% recapture rights described above, the joint venture reached an agreement with Sears Holdings to recapture 100% of certain stores for a specified fee.
(3)	Based on signed leases as of June 30, 2017; GLA presented at the Company's proportional share.
(4)	As of June 30, 2017, the JVs had exercised certain recapture rights with respect to this property or announced plans to exercise such rights according to a specific schedule.
(5)	Property is subject to a lease or ground lease agreement.
(6)	The Company’s interest in this property was sold to GGP subsequent to June 30, 2017.

GGP Transactions

On July 12, 2017, the Company completed the GGP Transactions for gross consideration of $247.6 million.  Pursuant to the GGP Transactions, the Company (i) sold to GGP the Company’s 50% interest in eight of the 12 assets in the GGP JV for $190.1 million; and (ii) sold to GGP a 50% joint venture interest in five additional assets for $57.5 million.  The new joint venture will own and operate these assets on substantially the same terms as the existing joint venture

As a result of the GGP Transactions, the Company reduced amounts outstanding under its mortgage loan by $50.6 million and received approximately $171.6 million of additional cash proceeds before closing costs, which it intends to use to fund its redevelopment pipeline and for general corporate purposes.

PROPERTY INFORMATION

Joint Venture Properties (cont’d)

June 30, 2017

Simon Joint Venture

					Sears or	Recapture	Total
	Mall Name	City	State	Joint Venture	Kmart	Rights (1)	GLA (2)	Leased (2)
1	Brea Mall	Brea	CA	Simon JV	Sears	50%	84,100	100%
2	Santa Rosa Plaza	Santa Rosa	CA	Simon JV	Sears	50%	82,700	100%
3	Burlington Mall	Burlington	MA	Simon JV	Sears	50%	135,600	100%
4	Briarwood	Ann Arbor	MI	Simon JV	Sears	50%	85,300	100%
5	Ocean County Mall	Toms River	NJ	Simon JV	Sears	50%	54,600	100%
6	The Shops at Nanuet	Nanuet	NY	Simon JV	Sears	50%	110,700	100%
7	Woodland Hills Mall	Tulsa	OK	Simon JV	Sears	50%	75,100	100%
8	Ross Park Mall	Pittsburgh	PA	Simon JV	Sears	50%	88,300	100%
9	Barton Creek Square	Austin	TX	Simon JV	Sears	50%	82,300	100%
10	Midland Park Mall	Midland	TX	Simon JV	Sears	50%	58,300	100%

(1)

Properties with 50% recapture rights are subject to the joint venture’s right to recapture approximately 50% of the space within a store (subject to certain exceptions).  In addition, the joint venture has the right to recapture any automotive care centers which are free-standing or attached as “appendages” to the stores and all outparcels or outlots, as well as certain portions of parking areas and common areas

(2)	Based on signed leases as of June 30, 2017; GLA presented at the Company's proportional share.

Macerich Joint Venture

					Sears or	Recapture	Total
	Mall Name	City	State	Joint Venture	Kmart	Rights (1)	GLA (2)	Leased (2)
1	Chandler Fashion Center	Chandler	AZ	Macerich JV	Sears	50%	70,800	100%
2	Arrowhead Towne Center	Glendale	AZ	Macerich JV	Sears	50%	62,500	100%
3	Los Cerritos Center	Cerritos	CA	Macerich JV	Sears	50%	138,800	100%
4	Vintage Faire Mall	Modesto	CA	Macerich JV	Sears	50%	74,300	100%
5	Danbury Fair	Danbury	CT	Macerich JV	Sears	50%	89,200	100%
6	Deptford Mall	Deptford	NJ	Macerich JV	Sears	50%	95,900	100%
7	Freehold Raceway Mall	Freehold	NJ	Macerich JV	Sears	50%	69,700	100%
8	Washington Square Mall	Portland	OR	Macerich JV	Sears	50%	110,000	100%
9	South Plains Mall	Lubbock	TX	Macerich JV	Sears	50%	75,300	100%

(1)

Properties with 50% recapture rights are subject to the joint venture’s right to recapture approximately 50% of the space within a store (subject to certain exceptions).  In addition, the joint venture has the right to recapture any automotive care centers which are free-standing or attached as “appendages” to the stores and all outparcels or outlots, as well as certain portions of parking areas and common areas

(2)	Based on signed leases as of June 30, 2017; GLA presented at the Company's proportional share.

PROPERTY INFORMATION

Wholly Owned Properties

June 30, 2017

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA (4)	Leased (4)	Acres
1	700 East Northern Lights Boulevard	Anchorage	AK	Shopping Center	Sears	100%	257,700	95.8%	26
2	1731 2nd Avenue Southwest	Cullman	AL	Freestanding	n/a	n/a	98,500	33.0%	6
3	3930 McCain Boulevard	North Little Rock	AR	Mall	Sears	50%	185,700	100.0%	15
4	2821 East Main Street	Russellville	AR	Freestanding	Kmart	50%	88,000	100.0%	7
5	4800 North US Highway 89	Flagstaff	AZ	Mall	Sears	50%	66,200	100.0%	7
6	6515 East Southern Avenue	Mesa	AZ	Mall	Sears	50%	121,900	100.0%	11
7	10140 North 91st Avenue	Peoria	AZ	Shopping Center	n/a	n/a	104,400	100.0%	10
8	7611 West Thomas Road	Phoenix	AZ	Mall	Sears	50%	144,200	100.0%	10
9	12025 North 32nd Street	Phoenix	AZ	Freestanding	n/a	n/a	151,200	100.0%	11
10	3400 Gateway Boulevard	Prescott	AZ	Mall	Sears	50%	102,300	100.0%	10
11	2250 El Mercado Loop	Sierra Vista	AZ	Mall	Sears	50%	94,700	100.0%	7
12	2011 East Fry Boulevard	Sierra Vista	AZ	Freestanding	n/a	n/a	86,100	0.0%	12
13	5950 East Broadway Boulevard	Tucson	AZ	Mall	Sears	50%	250,100	100.0%	20
14	3150 South 4th Avenue	Yuma	AZ	Shopping Center	Sears	50%	90,400	100.0%	14
15	3625 East 18th Street	Antioch	CA	Shopping Center	Kmart	50%	95,200	100.0%	7
16	42126 Big Bear Boulevard	Big Bear Lake	CA	Shopping Center	Kmart	50%	80,400	93.2%	8
17	20700 South Avalon Boulevard (5)	Carson	CA	Mall	Sears	100%	181,200	100.0%	13
18	565 Broadway	Chula Vista	CA	Mall	Sears	50%	250,100	100.0%	16
19	5900 Sunrise Mall	Citrus Heights	CA	Mall	Sears	50%	289,500	100.0%	22
20	912 County Line Road	Delano	CA	Freestanding	Kmart	50%	86,100	100.0%	6
21	575 Fletcher Parkway	El Cajon	CA	Mall	Sears	50%	286,500	100.0%	22
22	3751 South Dogwood Road	El Centro	CA	Mall	Sears	50%	139,700	100.0%	14
23	1420 Travis Boulevard	Fairfield	CA	Mall	Sears	50%	164,100	100.0%	9
24	5901 Florin Road	Florin	CA	Shopping Center	Sears	50%	272,700	100.0%	20
25	3636 North Blackstone Avenue	Fresno	CA	Shopping Center	Sears	50%	217,600	100.0%	13
26	1500 Anna Sparks Way	McKinleyville	CA	Shopping Center	Kmart	50%	94,800	100.0%	8
27	1011 West Olive Avenue	Merced	CA	Shopping Center	Sears	50%	92,600	100.0%	10
28	5080 East Montclair Plaza Lane	Montclair	CA	Mall	Sears	50%	174,700	100.0%	3
29	22550 Town Circle	Moreno Valley	CA	Mall	Sears	50%	169,400	100.0%	11
30	6000 Mowry Avenue	Newark	CA	Mall	Sears	50%	145,800	100.0%	10
31	12121 Victory Boulevard (5)	North Hollywood	CA	Shopping Center	Sears	50%	166,800	77.8%	4
32	9301 Tampa Avenue	Northridge	CA	Mall	Sears	50%	291,800	100.0%	15
33	72880 Highway 111	Palm Desert	CA	Mall	Sears	50%	136,500	100.0%	8
34	1855 Main Street	Ramona	CA	Shopping Center	Kmart	50%	107,600	94.5%	10
35	5261 Arlington Avenue	Riverside	CA	Freestanding	Sears	50%	214,200	100.0%	19
36	3001 Iowa Avenue	Riverside	CA	Freestanding	n/a	n/a	132,600	28.7%	13

PROPERTY INFORMATION

Wholly Owned Properties

June 30, 2017

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA (4)	Leased (4)	Acres
37	1191 Galleria Boulevard (5)	Roseville	CA	Mall	Sears	50%	138,900	100.0%	9
38	1700 North Main Street	Salinas	CA	Mall	Sears	50%	133,000	100.0%	10
39	100 Inland Center	San Bernardino	CA	Mall	Sears	100%	264,700	100.0%	22
40	1178 El Camino Real	San Bruno	CA	Mall	Sears	50%	276,600	100.0%	13
41	4575 La Jolla Village Drive (5)	San Diego	CA	Mall	Sears	100%	194,800	100.0%	13
42	2180 Tully Road	San Jose	CA	Mall	Sears	50%	262,500	100.0%	22
43	4015 Capitola Road (5)	Santa Cruz	CA	Mall	Sears	50%	119,600	100.0%	10
44	200 Town Center East	Santa Maria	CA	Mall	Sears	50%	108,600	100.0%	5
45	302 Colorado Avenue (5)	Santa Monica	CA	Freestanding	Sears	100%	117,800	100.0%	3
46	895 Faulkner Road	Santa Paula	CA	Freestanding	Kmart	50%	71,300	100.0%	10
47	40710 Winchester Road (5)	Temecula	CA	Mall	Sears	50%	115,700	100.0%	10
48	145 West Hillcrest Drive	Thousand Oaks	CA	Shopping Center	Sears	50%	164,000	100.0%	11
49	3295 East Main Street	Ventura	CA	Mall	Sears	50%	178,600	100.0%	2
50	3501 South Mooney Boulevard	Visalia	CA	Shopping Center	Sears	50%	75,600	100.0%	7
51	1209 Plaza Drive	West Covina	CA	Mall	Sears	50%	142,000	100.0%	16
52	100 Westminster Mall	Westminster	CA	Mall	Sears	100%	197,900	100.0%	14
53	10785 West Colfax Avenue	Lakewood	CO	Shopping Center	Sears	50%	153,000	100.0%	8
54	1400 East 104th Avenue	Thornton	CO	Shopping Center	n/a	n/a	190,200	30.0%	25
55	850 Hartford Turnpike	Waterford	CT	Mall	Sears	50%	149,300	100.0%	11
56	1445 New Britain Avenue (5)	West Hartford	CT	Shopping Center	n/a	n/a	155,300	66.2%	13
57	19563 Coastal Highway (5)	Rehoboth Beach	DE	Freestanding	Kmart	50%	123,300	100.0%	13
58	451 East Altamonte Drive	Altamonte Springs	FL	Mall	Sears	50%	214,300	100.0%	17
59	5900 Glades Road	Boca Raton	FL	Mall	Sears	50%	178,500	100.0%	19
60	303 U.S. Highway 301 Boulevard West	Bradenton	FL	Mall	Sears	50%	99,900	100.0%	15
61	7350 Manatee Avenue West	Bradenton	FL	Shopping Center	Kmart	50%	82,900	100.0%	9
62	27001 U.S. 19 North	Clearwater	FL	Mall	Sears	50%	211,700	100.0%	14
63	1625 Northwest 107th Avenue	Doral	FL	Mall	Sears	50%	212,900	100.0%	13
64	4125 Cleveland Avenue	Ft. Myers	FL	Mall	Sears	50%	146,800	100.0%	12
65	6201 West Newberry Road	Gainesville	FL	Mall	Sears	50%	140,500	100.0%	8
66	1675 West 49th Street	Hialeah	FL	Mall	Sears	50%	197,400	100.0%	8
67	1460 West 49th Street (5)	Hialeah	FL	Freestanding	Kmart	100%	106,400	100.0%	9
68	2211 West Vine Street	Kissimmee	FL	Shopping Center	n/a	n/a	148,900	24.4%	14
69	3800 US Highway 98 North	Lakeland	FL	Mall	Sears	50%	156,200	100.0%	12
70	1050 South Babcock Street	Melbourne	FL	Freestanding	Sears	50%	102,600	100.0%	14
71	19505 Biscayne Boulevard (5)	Miami	FL	Mall	Sears	100%	173,300	100.0%	12
72	20701 Southwest 112th Avenue	Miami	FL	Mall	Sears	100%	170,100	100.0%	15

PROPERTY INFORMATION

Wholly Owned Properties

June 30, 2017

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA (4)	Leased (4)	Acres
73	2000 9th Street North	Naples	FL	Mall	Sears	50%	161,900	100.0%	12
74	10700 Biscayne Boulevard (5)	North Miami	FL	Freestanding	Kmart	100%	122,200	100.0%	11
75	3100 Southwest College Road	Ocala	FL	Mall	Sears	50%	146,200	100.0%	12
76	380 Blanding Boulevard	Orange Park	FL	Shopping Center	n/a	n/a	87,400	100.0%	9
77	3111 East Colonial Drive (5)	Orlando	FL	Mall	n/a	n/a	139,200	76.4%	18
78	733 North Highway 231	Panama City	FL	Mall	Sears	50%	139,300	100.0%	15
79	7171 North Davis Highway	Pensacola	FL	Shopping Center	Sears	50%	212,300	100.0%	15
80	8000 West Broward Boulevard	Plantation	FL	Mall	Sears	50%	201,600	100.0%	18
81	8201 South Tamiami Trail	Sarasota	FL	Mall	Sears	50%	212,500	100.0%	15
82	4501 66th Street North	St. Petersburg	FL	Freestanding	Kmart	50%	120,600	100.0%	11
83	2300 Tyrone Boulevard North (5)	St. Petersburg	FL	Mall	n/a	n/a	142,400	97.3%	14
84	1500 Cumberland Mall Southeast	Atlanta	GA	Mall	Sears	50%	226,300	100.0%	15
85	7810 Abercorn Street	Savannah	GA	Mall	Sears	100%	167,300	100.0%	15
86	500 North Nimitz Highway (5)	Honolulu	HI	Freestanding	n/a	n/a	76,100	100.0%	4
87	1501 Highway 169 North	Algona	IA	Freestanding	Kmart	50%	99,300	100.0%	7
88	4600 1st Avenue Northeast	Cedar Rapids	IA	Mall	Sears	50%	146,000	100.0%	12
89	1405 South Grand Avenue	Charles City	IA	Freestanding	Kmart	50%	96,600	100.0%	11
90	2307 Superior Street	Webster City	IA	Shopping Center	Kmart	50%	40,800	100.0%	4
91	460 North Milwaukee Street	Boise	ID	Mall	Sears	50%	123,600	100.0%	8
92	4730 West Irving Park Road	Chicago	IL	Freestanding	Sears	50%	356,700	100.0%	6
93	1601 North Harlem Avenue	Chicago	IL	Freestanding	Sears	50%	293,700	100.0%	7
94	5050 South Kedzie Avenue	Chicago	IL	Shopping Center	n/a	n/a	168,500	29.5%	9
95	17550 Halsted Street	Homewood	IL	Shopping Center	n/a	n/a	196,100	100.0%	19
96	3340 Mall Loop Drive	Joliet	IL	Mall	Sears	50%	204,600	100.0%	17
97	2860 South Highland Avenue	Lombard	IL	Freestanding	n/a	n/a	139,300	100.0%	8
98	4902-5000 23rd Avenue	Moline	IL	Freestanding	Kmart	50%	123,700	97.4%	12
99	7503 West Cermak Road (5)	North Riverside	IL	Mall	Sears	50%	203,000	100.0%	13
100	2 Orland Square Drive	Orland Park	IL	Mall	Sears	50%	199,600	100.0%	16
101	2500 Wabash Avenue	Springfield	IL	Shopping Center	n/a	n/a	133,600	63.4%	14
102	3231 Chicago Road	Steger	IL	Freestanding	Kmart	50%	87,400	100.0%	3
103	3101 Northview Drive	Elkhart	IN	Shopping Center	n/a	n/a	86,600	100.0%	8
104	4201 Coldwater Road (5)	Ft. Wayne	IN	Mall	Sears	50%	231,900	100.0%	15
105	101 West Lincoln Highway	Merrillville	IN	Shopping Center	n/a	n/a	170,900	83.0%	17
106	4820 South 4th Street Trafficway	Leavenworth	KS	Freestanding	n/a	n/a	83,600	0.0%	9
107	9701 Metcalf Avenue	Overland Pk	KS	Shopping Center	Sears	50%	223,200	100.0%	19
108	3010 Fort Campbell Boulevard	Hopkinsville	KY	Shopping Center	n/a	n/a	93,000	5.3%	13

PROPERTY INFORMATION

Wholly Owned Properties

June 30, 2017

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA (4)	Leased (4)	Acres
109	2815 West Parrish Avenue	Owensboro	KY	Shopping Center	n/a	n/a	68,300	0.0%	5
110	5101 Hinkleville Road	Paducah	KY	Mall	n/a	n/a	108,200	0.0%	9
111	133 Monarch Drive	Houma	LA	Freestanding	n/a	n/a	101,400	4.6%	9
112	5715 Johnston Street	Lafayette	LA	Mall	Sears	50%	194,900	100.0%	16
113	900 East Admiral Doyle Drive	New Iberia	LA	Freestanding	n/a	n/a	91,600	50.9%	12
114	200 Grossman Drive (5)	Braintree	MA	Shopping Center	n/a	n/a	89,300	90.3%	34
115	1325 Broadway (5)	Saugus	MA	Mall	Sears	50%	210,400	100.0%	16
116	15700 Emerald Way (5)	Bowie	MD	Shopping Center	Sears	50%	131,000	100.0%	11
117	126 Shawan Road (5)	Cockeysville	MD	Shopping Center	Sears	50%	165,900	100.0%	12
118	3207 Solomons Island Road	Edgewater	MD	Shopping Center	Kmart	50%	117,200	100.0%	14
119	17318 Valley Mall Road (5)	Hagerstown	MD	Mall	Sears	50%	118,900	96.5%	12
120	417 Main Street	Madawaska	ME	Shopping Center	Kmart	50%	49,700	100.0%	2
121	2355 US Highway 23 South	Alpena	MI	Freestanding	n/a	n/a	118,200	0.0%	12
122	1250 Boardman-Jackson Crossing	Jackson	MI	Shopping Center	Sears	50%	152,700	100.0%	15
123	2100 Southfield Road	Lincoln Park	MI	Shopping Center	Sears	50%	301,700	100.0%	17
124	1560 US 31 South	Manistee	MI	Shopping Center	n/a	n/a	94,700	0.0%	12
125	32123 Gratiot Avenue (5)	Roseville	MI	Mall	Sears	50%	385,400	100.0%	21
126	2760 I-75 Business Spur	Sault Ste. Marie	MI	Freestanding	n/a	n/a	92,700	0.0%	11
127	22801 Harper Avenue	St. Clair Shores	MI	Freestanding	Kmart	100%	122,200	100.0%	11
128	300 West 14 Mile Road (5)	Troy	MI	Mall	Sears	50%	402,600	100.0%	30
129	3100 Washtenaw Road	Ypsilanti	MI	Freestanding	n/a	n/a	99,400	100.0%	12
130	14250 Buck Hill Road	Burnsville	MN	Mall	Sears	50%	167,400	100.0%	15
131	1305 Highway 10 West	Detroit Lakes	MN	Shopping Center	n/a	n/a	87,100	9.2%	15
132	3001 White Bear Avenue North	Maplewood	MN	Mall	Sears	50%	174,900	100.0%	14
133	425 Rice Street	St. Paul	MN	Freestanding	Sears	100%	217,900	100.0%	17
134	11 South Kingshighway Street	Cape Girardeau	MO	Freestanding	Kmart	50%	82,600	100.0%	6
135	1 Flower Valley Shopping Center	Florissant	MO	Shopping Center	Kmart	50%	124,000	100.0%	11
136	2304 Missouri Boulevard	Jefferson City	MO	Freestanding	n/a	n/a	97,700	100.0%	10
137	3700 South Campbell Avenue	Springfield	MO	Shopping Center	n/a	n/a	112,900	100.0%	8
138	2308 Highway 45 North	Columbus	MS	Shopping Center	Kmart	50%	166,700	97.5%	18
139	3180 Highway 2 West	Havre	MT	Freestanding	Kmart	50%	94,700	100.0%	9
140	1 South Tunnel Road	Asheville	NC	Mall	Sears	50%	240,700	100.0%	16
141	545 Concord Parkway North	Concord	NC	Shopping Center	n/a	n/a	171,300	19.7%	26
142	1302 Bridford Parkway	Greensboro	NC	Shopping Center	n/a	n/a	171,600	100.0%	16
143	1 20th Avenue Southeast	Minot	ND	Shopping Center	Kmart	50%	110,400	100.0%	13
144	4700 2nd Avenue	Kearney	NE	Freestanding	n/a	n/a	86,500	43.9%	8

PROPERTY INFORMATION

Wholly Owned Properties

June 30, 2017

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA (4)	Leased (4)	Acres
145	1500 South Willow Street	Manchester	NH	Mall	Sears	50%	144,100	100.0%	11
146	310 Daniel Webster Highway	Nashua	NH	Mall	Sears	50%	167,100	100.0%	7
147	50 Fox Run Road	Portsmouth	NH	Mall	Sears	50%	127,000	100.0%	13
148	77 Rockingham Park Boulevard	Salem	NH	Mall	Sears	50%	250,500	100.0%	14
149	1500 Highway 35	Middletown	NJ	Freestanding	Sears	100%	191,200	100.0%	23
150	1640 Route 22 (5)	Watchung	NJ	Freestanding	Sears	100%	262,900	100.0%	19
151	50 Route 46 (5)	Wayne	NJ	Mall	Sears	50%	292,200	78.5%	26
152	1205 East Pine Street	Deming	NM	Freestanding	n/a	n/a	96,600	0.0%	10
153	3000 East Main Street	Farmington	NM	Freestanding	Kmart	50%	90,700	100.0%	11
154	2220 North Grimes Street	Hobbs	NM	Shopping Center	Kmart	50%	88,900	100.0%	8
155	10405 South Eastern Avenue	Henderson	NV	Shopping Center	n/a	n/a	144,400	86.4%	12
156	4000 Meadows Lane	Las Vegas	NV	Mall	Sears	50%	150,200	100.0%	11
157	5400 Meadowood Mall Circle	Reno	NV	Mall	Sears	50%	198,800	100.0%	3
158	1425 Central Avenue (5)	Albany	NY	Mall	Sears	50%	285,500	92.8%	21
159	4155 State Route 31	Clay	NY	Mall	Sears	50%	146,500	100.0%	12
160	4000 Jericho Turnpike	East Northport	NY	Shopping Center	Sears	50%	195,300	100.0%	18
161	195 North Broadway	Hicksville	NY	Freestanding	Sears	100%	362,600	100.0%	30
162	601 Harry L Drive	Johnson City	NY	Mall	Sears	50%	155,100	100.0%	11
163	2801 West State Street (5)	Olean	NY	Freestanding	Kmart	50%	118,000	100.0%	13
164	317 Greece Ridge Center Drive	Rochester	NY	Mall	Sears	50%	128,500	100.0%	15
165	171 Delaware Avenue	Sidney	NY	Shopping Center	Kmart	50%	94,400	100.0%	19
166	200 Eastview Mall	Victor	NY	Mall	Sears	50%	123,000	100.0%	14
167	600 Lee Boulevard	Yorktown Heights	NY	Mall	Sears	50%	160,000	100.0%	12
168	4100 Belden Village Avenue Northwest (5)	Canton	OH	Mall	Sears	50%	219,400	100.0%	19
169	2000 Brittain Road	Chapel Hill	OH	Mall	n/a	n/a	194,700	0.0%	21
170	2700 Miamisburg Centerville Road (5)	Dayton	OH	Mall	Sears	50%	192,600	100.0%	16
171	1005 East Columbus Street	Kenton	OH	Freestanding	n/a	n/a	96,100	0.0%	11
172	502 Pike Street	Marietta	OH	Freestanding	Kmart	50%	87,500	100.0%	7
173	7875 Johnnycake Ridge Road	Mentor	OH	Mall	Sears	50%	219,100	100.0%	20
174	6950 West 130th Street	Middleburg Heights	OH	Shopping Center	Sears	50%	359,000	100.0%	15
175	1447 North Main Street	North Canton	OH	Shopping Center	Kmart	50%	87,100	100.0%	9
176	555 South Avenue	Tallmadge	OH	Freestanding	Kmart	50%	84,200	100.0%	8
177	3408 West Central Avenue	Toledo	OH	Shopping Center	Sears	50%	218,700	100.0%	11
178	4 East Shawnee Road	Muskogee	OK	Freestanding	n/a	n/a	87,500	0.0%	10
179	4400 South Western Avenue	Oklahoma City	OK	Freestanding	Sears	50%	173,700	100.0%	24
180	3132 East 51st Street	Tulsa	OK	Freestanding	n/a	n/a	87,200	100.0%	9

PROPERTY INFORMATION

Wholly Owned Properties

June 30, 2017

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA (4)	Leased (4)	Acres
181	1180 Southeast 82nd Avenue	Happy Valley	OR	Mall	Sears	50%	144,300	100.0%	12
182	2640 West 6th Street	The Dalles	OR	Freestanding	Kmart	50%	87,100	100.0%	8
183	1180 Walnut Bottom Road	Carlisle	PA	Shopping Center	Kmart	50%	117,800	100.0%	3
184	3975 Columbia Avenue	Columbia	PA	Shopping Center	Kmart	50%	86,700	100.0%	8
185	160 North Gulph Road, Suite 4000 (6)	King Of Prussia	PA	Mall	n/a	n/a	210,900	97.6%	14
186	1745 Quentin Road	Lebanon	PA	Shopping Center	Kmart	50%	117,200	100.0%	15
187	100 Cross Roads Plaza	Mount Pleasant	PA	Shopping Center	n/a	n/a	83,500	0.0%	10
188	400 North Best Avenue	Walnutport	PA	Freestanding	Kmart	50%	121,200	100.0%	16
189	1094 Haines Road	York	PA	Shopping Center	Kmart	50%	82,000	100.0%	6
190	PR 167 & Las Cumbres	Bayamon	PR	Shopping Center	Kmart	50%	115,200	100.0%	10
191	400 Calle Betances	Caguas	PR	Mall	Sears	50%	138,700	100.0%	8
192	Avenue 65 Infanteria	Carolina	PR	Mall	Sears	50%	198,000	100.0%	11
193	Martinez Nadal Avenue (5)	Guaynabo	PR	Shopping Center	Kmart	50%	217,300	94.4%	18
194	PR Road 2, Km 149.5	Mayaguez	PR	Shopping Center	Kmart	50%	118,200	100.0%	13
195	2643 Ponce Bypass	Ponce	PR	Shopping Center	Kmart	50%	126,900	100.0%	9
196	650 Bald Hill Road (5)	Warwick	RI	Shopping Center	Sears	50%	226,300	90.9%	20
197	3801B Clemson Boulevard (5)	Anderson	SC	Shopping Center	n/a	n/a	111,300	75.7%	12
198	7801 Rivers Avenue (5)	Charleston	SC	Mall	n/a	n/a	133,600	44.7%	14
199	2302 Cherry Road	Rock Hill	SC	Shopping Center	Kmart	50%	89,300	100.0%	12
200	3020 West 12th Street	Sioux Falls	SD	Freestanding	n/a	n/a	72,500	0.0%	6
201	2800 North Germantown Parkway	Cordova	TN	Mall	Sears	50%	160,900	100.0%	12
202	4570 Poplar Avenue (5)	Memphis	TN	Freestanding	n/a	n/a	126,000	64.6%	11
203	12625 North Interstate Highway 35	Austin	TX	Shopping Center	Sears	50%	172,000	100.0%	25
204	3450 West Camp Wisdom Road	Dallas	TX	Mall	Sears	50%	205,300	100.0%	13
205	9484 Dyer Street	El Paso	TX	Freestanding	n/a	n/a	112,100	7.5%	11
206	300 Baybrook Mall	Friendswood	TX	Mall	Sears	50%	166,000	100.0%	13
207	1129 Morgan Boulevard	Harlingen	TX	Shopping Center	n/a	n/a	91,700	0.0%	7
208	303 Memorial City	Houston	TX	Mall	Sears	50%	214,400	100.0%	20
209	12605 North Gessner Road	Houston	TX	Freestanding	n/a	n/a	134,000	100.0%	11
210	6301 Northwest Loop 410	Ingram	TX	Mall	Sears	50%	168,400	100.0%	12
211	2501 Irving Mall	Irving	TX	Mall	Sears	50%	83,200	95.6%	18
212	201 Central Park Mall (5)	San Antonio	TX	Freestanding	Sears	50%	213,100	97.8%	15
213	4000 North Shepherd	Shepherd	TX	Freestanding	Sears	50%	201,700	100.0%	12
214	13131 Preston Road (5)	Valley View	TX	Mall	Sears	100%	235,000	100.0%	23
215	9570 Southwest Freeway	Westwood	TX	Freestanding	Sears	50%	215,000	100.0%	18
216	2010 North Main Street	Layton	UT	Shopping Center	n/a	n/a	176,900	34.9%	14

PROPERTY INFORMATION

Wholly Owned Properties

June 30, 2017

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA (4)	Leased (4)	Acres
217	7453 South Plaza Center Drive (5)	West Jordan	UT	Shopping Center	Sears	50%	200,800	91.6%	12
218	5901 Duke Street	Alexandria	VA	Mall	Sears	50%	262,100	100.0%	18
219	1401 Greenbrier Parkway	Chesapeake	VA	Mall	Sears	50%	169,400	100.0%	15
220	12000 Fair Oaks Mall (5)	Fairfax	VA	Mall	Sears	50%	220,800	68.1%	15
221	5200 Mercury Boulevard Suite 100	Hampton	VA	Shopping Center	Sears	50%	245,000	100.0%	16
222	4588 Virginia Beach Boulevard	Virginia Beach	VA	Mall	Sears	50%	197,300	100.0%	14
223	141 West Lee Highway	Warrenton	VA	Shopping Center	Sears	50%	121,000	100.0%	9
224	2200 148th Avenue Northeast	Redmond	WA	Shopping Center	Sears	50%	267,400	100.0%	15
225	8800 Northeast Vancouver Mall Drive	Vancouver	WA	Mall	Sears	50%	129,700	100.0%	10
226	2304 East Nob Hill Boulevard	Yakima	WA	Freestanding	n/a	n/a	117,300	0.0%	14
227	5200 South 76th Street	Greendale	WI	Mall	Sears	50%	238,400	100.0%	21
228	53 West Towne Mall (5)	Madison	WI	Mall	Sears	50%	144,200	100.0%	18
229	1425 East Bus Highway 151	Platteville	WI	Freestanding	n/a	n/a	94,800	0.0%	10
230	1701 4th Avenue West	Charleston	WV	Shopping Center	Kmart	50%	105,600	100.0%	10
231	731 Beverly Pike	Elkins	WV	Shopping Center	n/a	n/a	99,600	0.0%	8
232	101 Great Teays Boulevard	Scott Depot	WV	Freestanding	Kmart	50%	89,800	100.0%	8
233	4000 East 2nd Street	Casper	WY	Shopping Center	Kmart	50%	91,400	100.0%	8
234	2150 South Douglas Highway	Gillette	WY	Freestanding	Kmart	50%	94,600	100.0%	10
235	1960 North Federal Boulevard	Riverton	WY	Freestanding	n/a	n/a	94,800	0.0%	9
	Total - Wholly-Owned Properties						36,624,200	90.0%	3,004

(1)

Company classification.  Mall properties are attached to regional malls; Shopping Center properties include properties attached, within or adjacent to neighborhood shopping or power centers, as well as freestanding properties.

(2)

Properties with 50% recapture rights are subject to the Company's right to recapture approximately 50% of the space within a store (subject to certain exceptions).  In addition, the Company has the right to recapture any automotive care centers which are free-standing or attached as “appendages” to the stores and all outparcels or outlots, as well as certain portions of parking areas and common areas.

(3)	In addition to the 50% recapture rights described above, properties with 100% recapture rights are subject to the Company's right to recapture the entire space within a store for a specified fee.
(4)	Based on signed leases as of June 30, 2017.
(5)	The Company exercised some or all of its recapture rights for this property during or prior to the quarter ended June 30, 2017.
(6)	Property is subject to a ground lease.

DISCLOSURES

Non-GAAP Measures

The Company makes reference to NOI, Total NOI, EBITDA, Adjusted EBITDA, FFO and Company FFO which are financial measures that include adjustments to accounting principles generally accepted in the United States (“GAAP”).

None of Total NOI, EBITDA, Adjusted EBITDA, FFO or Company FFO, are measures that (i) represent cash flow from operations as defined by GAAP; (ii) are indicative of cash available to fund all cash flow needs, including the ability to make distributions; (iii) are alternatives to cash flow as a measure of liquidity; or (iv) should be considered alternatives to net income (which is determined in accordance with GAAP) for purposes of evaluating the Company’s operating performance.  Reconciliations of these measures to the respective GAAP measures we deem most comparable have been provided in the tables accompanying this press release.

Net Operating Income ("NOI”), Total NOI and Annualized Total NOI

NOI is defined as income from property operations less property operating expenses.  The Company believes NOI provides useful information regarding Seritage, its financial condition, and results of operations because it reflects only those income and expense items that are incurred at the property level.

The Company also uses Total NOI, which includes its proportional share of unconsolidated properties.  This form of presentation offers insights into the financial performance and condition of the Company as a whole given the Company’s ownership of unconsolidated properties that are accounted for under GAAP using the equity method.  The Company also considers Total NOI to be a helpful supplemental measure of its operating performance because it excludes from NOI variable items such as termination fee income, as well as non-cash items such as straight-line rent and amortization of lease intangibles.

Annualized Total NOI is an estimate, as of the end of the reporting period, of the annual Total NOI to be generated by the Company’s portfolio including all signed leases and modifications to the Company’s master lease with Sears Holdings with respect to recaptured space.   We calculate Annualized Total NOI by adding or subtracting current period adjustments for leases that commenced or expired during the period to Total NOI (as defined) for the period and annualizing, and then adding estimated annual Total NOI attributable to SNO leases and subtracting estimated annual Total NOI attributable to Sears Holdings’ space to be recaptured.

Earnings Before Interest Expense, Income Tax, Depreciation, and Amortization ("EBITDA") and Adjusted EBITDA

EBITDA is defined as net income less depreciation, amortization, interest expense and provision for income and other taxes.  EBITDA is a commonly used measure of performance in many industries, but may not be comparable to measures calculated by other companies.  The Company believes EBITDA provides useful information to investors regarding its results of operations because it removes the impact of the Company’s capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization).  Management also believes the use of EBITDA facilitates comparisons between the Company and other equity REITs, retail property owners who are not REITs, and other capital-intensive companies.

The Company makes certain adjustments to EBITDA, which it refers to as Adjusted EBITDA, to account for certain non-cash and non-comparable items, such as termination fee income, unrealized loss on interest rate cap, litigation charges, acquisition-related expenses, and certain up-front-hiring and personnel costs, that it does not believe are representative of ongoing operating results.

Funds From Operations ("FFO") and Company FFO

FFO is calculated in accordance with the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income computed in accordance with GAAP, excluding gains (or losses) from property sales, real estate related depreciation and amortization, and impairment charges on depreciable real estate assets.  The Company considers FFO a helpful supplemental measure of the operating performance for equity REITs and a complement to GAAP measures because it is a recognized measure of performance by the real estate industry.

The Company makes certain adjustments to FFO, which it refers to as Company FFO, to account for certain non-cash and non-comparable items, such as lease termination income, loss on interest rate cap, litigation charges, acquisition-related expenses, and certain up-front-hiring and personnel costs, that it does not believe are representative of ongoing operating results.  The Company previously referred to this metric as Normalized FFO; the definition and calculation remain the same.

DISCLOSURES

Forward-Looking Statements

This document contains forward-looking statements, which are based on the current beliefs and expectations of management and are subject to significant risks, assumptions and uncertainties that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements.  Factors that could cause or contribute to such differences include, but are not limited to: competition in the real estate and retail industries; our substantial dependence on Sears Holdings Corporation; Sears Holdings Corporation’s termination and other rights under its master lease with us; risks relating to our recapture and acquisition of properties and redevelopment activities; contingencies to the commencement of rent under leases; the terms of our indebtedness; restrictions with which we are required to comply in order to maintain REIT status and other legal requirements to which we are subject; and our lack of operating history.  For additional discussion of these and other applicable risks, assumptions and uncertainties, see the “Risk Factors” and forward-looking statement disclosure contained in filings with the Securities and Exchange Commission.  While we believe that our forecasts and assumptions are reasonable, we caution that actual results may differ materially.  We intend the forward-looking statements to speak only as of the time made and do not undertake to update or revise them as more information becomes available, except as required by law.

Seritage Growth Properties

489 Fifth Avenue | New York, NY 10017

212-355-7800 | www.seritage.com